UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2012

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s shareholders was held on May 15, 2012. During this Annual Meeting, shareholders were asked to consider and vote upon two proposals: (1) to elect five of the Company’s five nominees as directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified, and (2) an advisory vote to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

On the record date of March 23, 2012, there were 18,087,877 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were elected to serve as directors for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified based upon the following votes:

Name	For	Withhold Authority
Steven L. Berman	14,425,785	72,575
John F. Creamer, Jr.	14,372,113	126,247
Paul R. Lederer	14,370,202	128,158
Edgar W. Levin	14,364,885	133,475
Richard T. Riley	14,341,030	157,330

Broker Non-Votes for the election of directors totaled 1,319,694.

2.	KPMG LLP was ratified as the Company’s independent public accounting firm for the 2012 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
15,757,259	60,279	516

Item 7.01.	Regulation FD Disclosure.

On May 15, 2012, Dorman Products, Inc. (the “Company) declared a two-for-one stock dividend for those shareholders of record on June 1, 2012 to be paid on June 15, 2012. A copy of the press release (Exhibit 99.1) is attached and is furnished under this Item 7.01.

Certain statements in this document constitue “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, competition in the automotive aftermarket industry, concentration of the Company’s sales and accounts receivable among a small number of customers, the impact of consolidation in the automotive aftermarket industry, foreign currency fluctuations, dependence on senior management and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The Company is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 16, 2012	By:	/s/ Matthew Kohnke
Name: Matthew Kohnke
Title: Chief Financial Officer